Exhibit (q)(1)


                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Eaton Vance Municipals Trust II, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by Eaton Vance Municipals Trust II, with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

      Signature                          Title                         Date
      ---------                          -----                         ----

/s/ Thomas J. Fetter          President and Principal Executive
---------------------------   Officer                               July 1, 2003
Thomas J. Fetter


/s/ James L. O'Connor         Treasurer and Principal Financial
---------------------------   and Accounting Officer                July 1, 2003
James L. O'Connor


/s/ Jessica M. Bibliowicz
---------------------------   Trustee                               July 1, 2003
Jessica M. Bibliowicz


/s/ James B. Hawkes
---------------------------   Trustee                               July 1, 2003
James B. Hawkes


/s/ Samuel L. Hayes, III
---------------------------   Trustee                               July 1, 2003
Samuel L. Hayes, III


/s/ William H. Park
---------------------------   Trustee                               July 1, 2003
William H. Park


/s/ Ronald A. Pearlman
---------------------------   Trustee                               July 1, 2003
Ronald A. Pearlman


/s/ Norton H. Reamer
---------------------------   Trustee                               July 1, 2003
Norton H. Reamer


/s/ Lynn A. Stout
---------------------------   Trustee                               July 1, 2003
Lynn A. Stout